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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITOR'S CONSENT

Board of Directors of
  Outsourcing Services Group, Inc.

We consent to the use of our report with respect to the combined financial statements of Kolmar Group included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 by Outsourcing Services Group, Inc.


                                          /s/ KPMG PEAT MARWICK LLP
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                                          KPMG Peat Marwick LLP



Stamford, CT
October 29, 1998